                                                                       Exhibit B

                               Weeks Realty, L.P.
            Pro Forma Condensed Consolidated Statements of Operations
                                   (Unaudited)

The unaudited pro forma condensed consolidated statements of operations are presented as if the Operating Partnership acquired as of January 1, 1996, the Beacon Centre Acquisition Properties acquired on January 9, 1998 (described in the Operating Partnership's Current Report on Form 8-K dated January 9, 1998) and the NWI and Lichtin 1997 Acquisition Properties acquired on various dates during 1997 (described in the Operating Partnership's Current Report on Form 8-K dated February 17, 1998 and filed on February 18, 1998). The unaudited combined results of operations of the NWI and Lichtin 1997 Acquisition Properties for the nine months ended September 30, 1997 include the historical revenue and certain operating expenses of these properties through their respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included as Exhibits A and B to the Operating Partnership's Current Report on Form 8-K dated February 17, 1998 and filed on February 18, 1998). The actual operating results of the NWI and Lichtin 1997 Acquisition Properties, subsequent to their acquisition dates are included in the historical financial statements of the Operating Partnership. In management's opinion, all adjustments necessary to present fairly the effects of these acquisitions have been made.

These unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the unaudited pro forma condensed consolidated balance sheet of the Operating Partnership included herein, the consolidated financial statements and accompanying notes thereto of the Operating Partnership for the year ended December 31, 1996 included in its Form 10/A dated and filed on October 1, 1997, and the unaudited condensed consolidated financial statements and accompanying notes thereto of the Operating Partnership included in its September 30, 1997 Quarterly Report on Form 10-Q.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Operating Partnership would have been assuming the Operating Partnership had acquired the Beacon Centre Acquisition Properties and the NWI and Lichtin 1997 Acquisition Properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                              Weeks Realty, L.P.
           Pro Forma Condensed Consolidated Statement of Operations
                 For the Nine Months Ended September 30, 1997
                                  (Unaudited)
                     (In thousands, except per share data)

--------------------------------------------------------------------------------------------------------------------------------
                                      Operating       Beacon Centre     Lichtin 1997       NWI 1997
                                     Partnership       Acquisition      Acquisition      Acquisition      Pro Forma
                                    Historical/(a)/   Properties/(b)/  Properties/(c/)  Properties/(d)/  Adjustments   Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
Revenue
   Rental income                     $   57,326        $   12,558      $    2,437       $      504       $      --     $  72,825
   Tenant reimbursements                  7,319               966           1,179              108              --         9,572
   Income from direct financing lease       565                --              --               --              --           565
   Other                                    406                --              --               --              --           406
--------------------------------------------------------------------------------------------------------------------------------
     Total revenue                       65,616            13,524           3,616              612              --        83,368
--------------------------------------------------------------------------------------------------------------------------------

Expenses
   Property operating and maintenance     7,720             1,652           1,176               64              --        10,612
   Real estate taxes                      5,394             1,578             215               83              --         7,270
   Depreciation and amortization         17,344                --              --               --           4,842/(e)/   22,186
   Interest                              14,341                --              --               --          10,747/(f)/   25,088
   Amortization of deferred
     financing costs                        679                --              --               --              --           679
   General and administrative             3,675                --              --               --             817/(g)/    4,492
--------------------------------------------------------------------------------------------------------------------------------
     Total expenses                      49,153             3,230           1,391              147          16,406        70,327
--------------------------------------------------------------------------------------------------------------------------------

Income before equity in earnings of
   unconsolidated entities, interest
   income and gain on sale of real
   estate asset                          16,463            10,294           2,225              465         (16,406)        13,041

Equity in earnings of unconsolidated
   entities                               1,538                --              --               --              --          1,538
Interest income                             996                --              --               --              --            996
Gain on sale of real estate property        209                --              --               --              --            209

---------------------------------------------------------------------------------------------------------------------------------
Net income                           $   19,206        $   10,294      $    2,225       $      465       $ (16,406)    $   15,784
---------------------------------------------------------------------------------------------------------------------------------

Earnings Per Unit Data:
   Basic                             $     0.92                --              --               --              --     $     0.70
   Diluted                           $     0.91                --              --               --              --     $     0.70
---------------------------------------------------------------------------------------------------------------------------------
   Weighted average Units
     Basic                               20,816                --              --               --           1,636(h)      22,452
     Diluted                             21,018                --              --               --           1,636(h)      22,654
---------------------------------------------------------------------------------------------------------------------------------

                              Weeks Realty, L.P.
           Pro Forma Condensed Consolidated Statement of Operations
                     For the Year Ended December 31, 1996
                                  (Unaudited)
                     (In thousands, except per share data)

--------------------------------------------------------------------------------------------------------------------------------
                                      Operating       Beacon Centre     Lichtin 1997       NWI 1997
                                     Partnership       Acquisition      Acquisition      Acquisition      Pro Forma
                                    Historical/(a)/   Properties/(b)/  Properties/(c/)  Properties/(d)/  Adjustments   Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
Revenue
   Rental income                     $   48,162        $   14,348      $    4,347       $      702       $      --     $  67,559
   Tenant reimbursements                  4,517             1,198           2,187              114              --         8,016
   Income from direct financing lease       768                --              --               --              --           768
   Other                                    436                --              --               --              --           436
--------------------------------------------------------------------------------------------------------------------------------
     Total revenue                       53,883            15,546           6,534              816              --        76,779
--------------------------------------------------------------------------------------------------------------------------------

Expenses
   Property operating and maintenance     6,025             1,766           2,100              110              --        10,001
   Real estate taxes                      4,725             1,974             381               52              --         7,132
   Depreciation and amortization         13,474                --              --               --           6,538/(e)/   20,012
   Interest                              11,779                --              --               --          14,324/(f)/   26,103
   Amortization of deferred
     financing costs                        864                --              --               --              --           864
   General and administrative             3,039                --              --               --             877/(g)/    3,916
--------------------------------------------------------------------------------------------------------------------------------
     Total expenses                      39,906             3,740           2,481              162          21,739        68,028
--------------------------------------------------------------------------------------------------------------------------------

Income before equity in earnings of
   unconsolidated entities
   and interest income                   13,977            11,806           4,053              654         (21,739)        8,751

Equity in earnings of unconsolidated
   entities                               1,340                --              --               --              --         1,340
Interest income                             492                --              --               --              --           492

--------------------------------------------------------------------------------------------------------------------------------
Net income                           $   15,809        $   11,806      $    4,053       $      654       $ (21,739)    $  10,583
--------------------------------------------------------------------------------------------------------------------------------

Earnings Per Unit Data:
   Basic                             $     1.11                --              --               --              --     $    0.65
   Diluted                           $     1.10                --              --               --              --     $    0.64
--------------------------------------------------------------------------------------------------------------------------------
   Weighted average units:
     Basic                               14,280                --              --               --           2,049(h)     16,329
     Diluted                             14,386                --              --               --           2,049(h)     16,435
--------------------------------------------------------------------------------------------------------------------------------

                               Weeks Realty, L.P.
                 Notes and Assumptions to Unaudited Pro Forma
                Condensed Consolidated Statements of Operations

a) Represents the Operating Partnership's unaudited condensed consolidated statement of operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1997, and the Operating Partnership's consolidated statement of operations for the year ended December 31, 1996 included in its Form 10/A dated and filed with the Commission on October 1, 1997, respectively.

b) Represents the rental income, tenant reimbursements, real estate taxes and property operating and maintenance expenses for the Beacon Centre Acquisition Properties included herein in Exhibit A.

c) Represents the rental income, tenant reimbursements, real estate taxes and property operating and maintenance expenses for the Lichtin 1997 Acquisition Properties as set forth in Exhibit A to the Operating Partnership's Form 8-K dated February 17, 1998 and filed on February 18, 1998.

d) Represents the rental income, tenant reimbursements, real estate taxes and property operating and maintenance expenses for the NWI 1997 Acquisition Properties as set forth in Exhibit B to the Operating Partnership's Form 8-K dated February 17, 1998 and filed on February 18, 1998.

e) Represents adjustment to reflect depreciation expense based upon the assumed allocation of the acquisition price to land, buildings and improvements using a 35 year life for buildings and the life of the lease for tenant improvements for the periods indicated. Aggregate pro forma depreciation expense for the nine months ended September 30, 1997 was $3,845,000 for the Beacon Centre Acquisition Properties and $997,000 for the NWI and Lichtin 1997 Acquisition Properties for periods prior to their respective acquisition dates (see Note 1 to the combined statements of revenues and certain expenses of the NWI and Lichtin 1997 Acquisition Properties as set forth in Exhibits A and B to the Operating Partnership's Form 8-K dated February 16, 1998 and filed on February 17, 1998). Aggregate pro forma depreciation expense for the year ended December 31, 1996 was $5,126,000 and $1,412,000 for the Beacon Centre Acquisition Properties and NWI and Lichtin 1997 Acquisition Properties, respectively.

f) Represents increased interest expense, associated with borrowings utilized to acquire the Beacon Centre Acquisition Properties, of $8,634,000 and $11,511,000 for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively. Amounts reflect interest costs relating to additional borrowings under the Operating Partnership's revolving credit facility of $68.5 million at a weighted average interest rate of 7.0% and assumed mortgage debt of $78.2 million at a weighted average interest rate of 8.59%. Additionally, the amounts includes interest expense for periods prior to the Lichtin 1997 Acquisition Properties' respective acquisition dates of $2,113,000 and $2,813,000 for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively (see Note 1 to the combined statements of revenue and certain expenses as set forth in Exhibit A to the Operating Partnership's Form 8-K dated February 16, 1998 and filed on February 17, 1998), associated with approximately $24.0 million of mortgage debt assumed at a weighted average interest rate of approximately 9.0% and additional Operating Partnership revolving credit facility borrowings of approximately $37.6 million at an interest rate of 7.00% which were utilized to acquire the Lichtin 1997 Acquisition Properties.

g) Represents management fees at 3% of total revenues and other general and administrative expenses under the Operating Partnership's third-party management arrangement for the Beacon Centre Acquisition Properties.

h) Represents the adjustment of weighted average units outstanding to reflect the units in the Operating Partnership issued in conjunction with the acquisitions of the Beacon Centre Acquisition and the NWI and Lichtin 1997 Acquisition Properties.

                              Weeks Realty, L.P.
                Pro Forma Condensed Consolidated Balance Sheet
                              September 30, 1997
                                  (Unaudited)

The unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of the Beacon Centre Acquisition Properties for a total acquisition price of approximately $175.0 million and the acquisition of certain of the Lichtin and NWI 1997 Acquisition Properties which occurred subsequent to September 30, 1997 (consisting of four properties acquired from Lichtin and two properties from NWI for total acquisition consideration of approximately $43.4 million) had occurred as of September 30, 1997. The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1997, nor does it purport to represent the future financial position of the Operating Partnership.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the unaudited pro forma condensed consolidated statements of operations of the Operating Partnership included herein, the consolidated financial statements and accompanying notes thereto of the Operating Partnership for the year ended December 31, 1996 included in its Form 10/A dated and filed on October 1, 1997, and the unaudited condensed consolidated financial statements and accompanying notes thereto of the Operating Partnership included in its September 30, 1997 Quarterly Report on Form 10-Q.

                               Weeks Realty, L.P.
                 Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 1997
                                   (Unaudited)
                                 (in thousands)


-------------------------------------------------------------------------------------------------------------------
                                                           Operating
                                                          Partnership       Pro Forma
                                                        Historical/(a)/    Adjustments       Pro Forma
-------------------------------------------------------------------------------------------------------------------
Assets
     Land                                              $     98,279      $      32,041/(b)/ $    130,320
     Building and improvements                              578,722            186,317/(b)/      765,039
     Accumulated depreciation                              (56,639)                 --          (56,639)
-------------------------------------------------------------------------------------------------------------------
       Operating real estate assets                         620,362            218,358           838,720
     Developments in progress                                72,415                 --            72,415
     Land held for future development                         9,833                 --             9,833
-------------------------------------------------------------------------------------------------------------------
       Net real estate assets                               702,610            218,358           920,968
     Real estate loans                                       24,619                 --            24,619
     Cash and cash equivalents                                  476                 --               476
     Receivables                                              6,387                 --             6,387
     Direct financing lease                                   5,032                 --             5,032
     Deferred costs, net                                     12,530                 --            12,530
     Investments in and notes receivable
       from unconsolidated subsidiaries                       8,876                 --             8,876
     Other assets                                             2,600                 --             2,600
-------------------------------------------------------------------------------------------------------------------
Total Assets                                           $    763,130      $     218,358      $    981,488
===================================================================================================================

Liabilities and Partners' Capital
     Mortgage notes payable                            $    190,687      $      78,180/(b)/ $    268,867
     Bank credit facility borrowings                        150,098             96,933/(b)/      247,031
     Accounts payable
       and accrued expenses                                  18,301                 --            18,301
     Other liabilities                                        4,127                 --             4,127
-------------------------------------------------------------------------------------------------------------------
Total Liabilities                                           363,213            175,113           538,326
-------------------------------------------------------------------------------------------------------------------

Other limited partners' capital
     interests, at redemption value                         168,381             46,129/(b)//(c)/ 214,510
-------------------------------------------------------------------------------------------------------------------

Partners' capital                                           231,536             (2,884)/(c)/     228,652
-------------------------------------------------------------------------------------------------------------------
Total Liabilities
     and Partners' Capital                             $    763,130      $     218,358      $    981,488
===================================================================================================================

                              Weeks Realty, L.P.
                 Notes and Assumptions to Unaudited Pro Forma
                     Condensed Consolidated Balance Sheet


a) Represents the Operating Partnership's unaudited condensed consolidated balance sheet contained in the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997.

b) Represents the aggregate acquisition consideration, including closing costs and acquisition expenses, of $175.0 million for the Beacon Centre Acquisition Properties and approximately $43.4 million for the four properties acquired from Lichtin and the two properties acquired from NWI subsequent to September 30, 1997 (see Note 1 to the combined statements of revenue and certain expenses of the Lichtin and NWI Acquisition Properties as set forth in Exhibits A and B to the Operating Partnership's Form 8-K dated February 17, 1998 and filed in February 18, 1998). The aggregate acquisition consideration for these properties consisted of assumed mortgage indebtedness of approximately $78.2 million related to the Beacon Centre Acquisition Properties, the assumption and repayment of other indebtedness and the payment of cash through borrowings under the Operating Partnership's revolving credit facility of approximately $68.5 million related to the Beacon Centre Acquisition Properties and $28.4 million related to the Lichtin and NWI 1997 Acquisition Properties and units of partnership interest in the Operating Partnership valued at $28.3 million related to the Beacon Centre Acquisition Properties and $15.0 million related to the Lichtin and NWI 1997 Acquisition Properties.

c) Represents the adjustment necessary to state the pro forma other limited partners' capital interests, at redemption value. Pro forma other limited partners' capital interests reflect 6,549,927 units of limited partnership interest in the Operating Partnership, inclusive of units issued to acquire the Beacon Centre Acquisition Properties and the NWI and Lichtin 1997 Acquisition Properties, valued at $32.75 per unit.